Exhibit 99.1

Harris Corporation Reports Preliminary

Fiscal 2015 Third Quarter Results

Releasing Preliminary Third Quarter Results Expands Timing Options

for Permanent Debt Financing for Exelis Acquisition

MELBOURNE, Florida, April 21, 2015 — Harris Corporation (NYSE:HRS) today announced preliminary financial results for the third quarter of fiscal 2015 in order to expand timing options for completing the permanent debt financing for its pending acquisition of Exelis Inc. (NYSE:XLS).

Third quarter fiscal 2015 income from continuing operations is estimated to be $126 million, or $1.20 per diluted share on a GAAP basis and $139 million, or $1.32 per diluted share on a non-GAAP basis, excluding acquisition-related costs. Both GAAP and non-GAAP amounts benefited from a lower than expected tax rate estimated to be 30.0 percent, adding approximately $.07 per diluted share. In the prior year, income from continuing operations was $137 million, or $1.27 per diluted share. Third quarter fiscal 2015 revenue and orders are estimated to be $1.19 billion and $1.21 billion, respectively, compared to $1.27 billion and $1.11 billion, respectively, in the prior year. Third quarter fiscal 2015 free cash flow (net cash provided by operating activities less capital expenditures) is estimated to be $150 million compared to $120 million in the prior year. A reconciliation of GAAP to non-GAAP financial measures is provided in the tables.

Non-GAAP operating income performance in the third quarter was slightly better than management expected, benefiting from lower costs, excellent execution and a favorable product mix in RF Communications and Government Communications Systems. Revenue in the third quarter was somewhat weaker than expected. Higher year-over-year revenue in Tactical Communications, driven by continuing strength in international markets and a pickup in the U.S. market, was more than offset by further weakness in Public Safety, IT Services and CapRock energy business areas.

“Performance was solid in the third quarter, and we remain confident in delivering good operating results for the full fiscal year,” said William M. Brown, chairman, president and chief executive officer. “We’ve increased earnings per share guidance by $.05 to reflect a lower than anticipated tax rate of approximately 30 percent and lowered revenue guidance. Our continuing focus on operational excellence and lowering costs is supporting earnings and higher investment in R&D in the face of continuing market headwinds in Public Safety, IT Services and CapRock energy. In Tactical Communications, we’re encouraged by continuing international strength and some improvement in the U.S. market, and in Government Communications our strong core franchises are driving excellent performance.”

“Although we are still awaiting antitrust clearance, our acquisition of Exelis, which we believe will be transformational for our company and create significant value, is progressing towards an expected June closing.”

Harris increased its fiscal 2015 guidance for non-GAAP income from continuing operations per diluted share from a range of $4.95 to $5.05 to a range of $5.00 to $5.10. Harris also updated fiscal 2015 revenue guidance from a decline in a range of 1 to 3 percent to an expected decline of about 4 percent. The fiscal 2015 non-GAAP guidance does not include any impact from the pending acquisition of Exelis. The fiscal 2015 GAAP results would include potential post-closing revenue and income attributable to Exelis, increased share count from the transaction, and acquisition-related costs that are expected to be in a range of $270 million to $290 million.

Harris will issue a press release reporting its third quarter fiscal 2015 results on Tuesday, May 5, 2015 and host a conference call to discuss those results at 8:30 Eastern Time (ET). The dial-in numbers for the teleconference are (877) 303-9481 (U.S.) and (760) 666-3582 (International), using participant code 32693125. Please allow at least 10 minutes before the scheduled start time to connect to the teleconference. Participants are encouraged to listen via webcast and view management’s supporting slide presentation at www.harris.com/webcast/quarterly/2015Q3. A recording of the call will be available on the Harris website beginning at approximately 12 p.m. ET on May 5.

About Harris Corporation

Harris is an international communications and information technology company serving government and commercial markets in more than 125 countries. Headquartered in Melbourne, Florida, the company has approximately $5 billion of annual revenue and about 13,000 employees — including 6,000 engineers and scientists. Harris is dedicated to developing best-in-class assured communications® products, systems and services. Additional information about Harris Corporation is available at www.harris.com.

Attachments: Financial statement (2 tables).

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission (“SEC”), including income from continuing operations and income from continuing operations per diluted share for the third quarter of fiscal 2015 and the tax rate for the third quarter of fiscal 2015, in each case excluding acquisition-related costs; free cash flow for the third quarter of fiscal 2015 and the third quarter of fiscal 2014, which excludes cash flow for capital expenditures; and the revised guidance range for expected income from continuing operations per diluted share and tax rate guidance for fiscal 2015, in each case excluding acquisition-related costs. A “non-GAAP financial measure” is generally defined as a numerical measure of a company’s historical or future performance that excludes or includes amounts, or is subject to adjustments, so as to be different from the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles (“GAAP”). Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze Harris business trends and to understand Harris performance. In addition, Harris may utilize non-GAAP financial measures as guides in forecasting, budgeting and long-term planning processes and to measure operating performance for some management compensation purposes. Non-GAAP financial measures should be considered in addition to, and not as a substitute for, or superior to, financial measures presented in accordance with GAAP.

Forward-Looking Statements

Statements in this press release that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions and estimates of future performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements in this release include but are not limited to: preliminary income from continuing operations and income from continuing operations per diluted share (on a GAAP and non-GAAP basis), revenue, orders, tax rate (on a GAAP and non-GAAP basis) and free cash flow for the third quarter of fiscal 2015; earnings, revenue and tax rate guidance for fiscal 2015; statements regarding expectations for good operating performance for fiscal 2015; statements regarding continuing international strength and an improving U.S. market for Tactical Communications; statements about the expected timing and completion of the pending acquisition of Exelis; and other statements regarding outlook or that are not historical facts. Harris cautions investors that any forward-looking statements are subject to risks and uncertainties that may cause actual results and future trends to differ materially from those matters expressed in or implied by such forward-looking statements. Harris’ actual consolidated results, future trends and forward-looking statements could be affected by many factors, risks and uncertainties, including but not limited to: the actual amounts and timing of acquisition-related costs associated with the pending acquisition of Exelis; the loss of Harris’ relationship with the U.S. Government or a change or reduction in U.S. Government funding; potential changes in U.S. Government or customer priorities and requirements (including potential deferrals of awards, terminations, reductions of expenditures, changes to respond to the priorities of Congress and the Administration, budgetary constraints, debt ceiling implications, sequestration and cost-cutting initiatives); the potential impact of a security breach, through cyber attack or otherwise, or other significant disruptions of Harris’ IT networks and systems or those Harris operates for customers; risks inherent with large long-term fixed-price contracts, particularly the ability to contain cost overruns; financial and government and regulatory risks relating to international sales and operations; the continued effects of the general weakness in the global economy and U.S. Government’s budget deficits and national debt and sequestration; Harris’ ability to continue to develop new products that achieve market acceptance; the consequences of future geo-political events; strategic acquisitions and the risks and uncertainties related thereto, including Harris’ ability to manage and integrate acquired businesses; performance of Harris’ subcontractors and suppliers; potential claims that Harris is infringing the intellectual property rights of third parties; the successful resolution of patent infringement claims and the ultimate outcome of other contingencies, litigation and legal matters; risks inherent in developing new technologies; changes in Harris’ effective tax rate; the potential impact of natural disasters or other disruptions on Harris’ operations; the potential impact of changes in the regulatory framework that applies to, or of satellite bandwidth constraints on, Harris’ managed satellite and terrestrial communications solutions; changes in future business or other market conditions that could cause business investments and/or recorded goodwill or other long-term assets to become impaired; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; the possibility that Exelis shareholders may not approve the merger agreement; the risk that the parties may not be able to obtain the necessary regulatory approvals or to satisfy any of the other conditions to the proposed transaction in a timely manner or at all; the risk that financing for the proposed transaction may not be obtained on anticipated terms or at all; risks related to disruption of management time from ongoing business operations due to the proposed transaction; the risk that Harris may fail to realize the benefits expected from the proposed transaction; the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Harris’ common stock, and the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Harris and Exelis to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, including the U.S. Government, and on their operating results and businesses generally. Further information relating to factors that may impact Harris’ and Exelis’ results and forward-looking statements are disclosed in their respective filings with the SEC. The forward-looking statements contained in this press release are made as of the date of this press release, and Harris disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Persons reading this press release are cautioned not to place undue reliance on these forward-looking statements.

Additional Information and Where to Find It

This press release does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. This press release may be deemed to be solicitation material in respect of the proposed transaction between Harris and Exelis. In connection with the proposed acquisition of Exelis, Harris intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Exelis and a prospectus of Harris. This press release is not a substitute for the registration statement, definitive proxy statement/prospectus or any other documents that Harris or Exelis or may file with the SEC or send to shareholders in connection with the proposed acquisition of Exelis. INVESTORS AND SHAREHOLDERS OF EXELIS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION OF EXELIS.

Investors and security holders will be able to obtain copies of the proxy statement/prospectus and other documents filed with the SEC (when available) in relation to the acquisition of Exelis free of charge at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by Harris will be made available free of charge on Harris’ website at http://harris.com/investors. Copies of documents filed with the SEC by Exelis will be made available free of charge on Exelis’ website at http://investors.exelisinc.com/

Participants in Solicitation

Harris and its directors and executive officers, and Exelis and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Exelis common stock in respect of the proposed transaction between Harris and Exelis. Information about the directors and executive officers of Harris is set forth in the proxy statement for Harris’ 2014 Annual Meeting of Shareholders, which was filed with the SEC on September 9, 2014. Information about the directors and executive officers of Exelis is set forth in Exelis’ Amendment No. 1 to Annual Report on Form 10-K, which was filed with the SEC on April 6, 2015, as well as in the proxy statement for Exelis’ 2014 Annual Meeting of Shareholders, which was filed with the SEC on March 26, 2014. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed acquisition of Exelis when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

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Investor Relations inquiries: Pamela Padgett at 321-727-9383, or pamela.padgett@harris.com

Media inquiries: Jim Burke at 321-727-9131, or jim.burke@harris.com

For additional information, contact Harris Corporation at webmaster@harris.com.

HARRIS CORPORATION

Preliminary FY ’15 Third Quarter Summary

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES AND REGULATION G DISCLOSURE

To supplement our condensed consolidated financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), we provide additional measures of income from continuing operations attributable to Harris Corporation, income from continuing operations per diluted common share attributable to Harris Corporation common shareholders and net cash provided by operating activities, adjusted to exclude certain costs, charges, expenses and losses. Harris management believes that these non-GAAP financial measures, when considered together with the GAAP financial measures, provide information that is useful to investors in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionately positive or negative impact on results in any particular period. Harris management also believes that these non-GAAP financial measures enhance the ability of investors to analyze Harris’ business trends and to understand Harris’ performance. In addition, Harris may utilize non-GAAP financial measures as guides in its forecasting, budgeting, and long-term planning processes and to measure operating performance for some management compensation purposes. Any analysis of non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP. A reconciliation of these non-GAAP financial measures with the most directly comparable financial measures calculated in accordance with GAAP follows:

Table 1

HARRIS CORPORATION

Preliminary FY ’15 Third Quarter Summary

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Income from Continuing Operations Attributable to Harris Corporation and

Income from Continuing Operations per Diluted Common Share Attributable to Harris Corporation Common Shareholders

(Unaudited)

	Quarter Ended
	April 3, 2015
	As Reported	Adjustment (1)	Non-GAAP
	(In millions, except per share amounts)
Income from continuing operations attributable to Harris Corporation	$125.7	$13.4	$139.1
Income from continuing operations per diluted common share attributable to Harris Corporation common shareholders	$1.20	$0.12	$1.32

(1)	Adjustment is due to costs associated with pending acquisition of Exelis Inc.

Table 2

HARRIS CORPORATION

Preliminary FY ’15 Third Quarter Summary

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Free Cash Flow

(Unaudited)

	Quarter Ended	Quarter Ended
	April 3,	March 28,
	2015	2014
	(In millions)
Net cash provided by operating activities	$173.0	$174.5
Less capital expenditures	(23.2)	(54.7)

Free cash flow	$149.8	$119.8